SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



 Date of Report (Date of earliest event reported)  July 29, 2004



                           AIR T, INC.
     (Exact Name of Registrant as Specified in its Charter)




         Delaware                      0-11720              52-1206400
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification No.)


                        3524 Airport Road
                      Maiden, North Carolina 28650
            (Address of Principal Executive Offices)
                            (Zip Code)


                        (704) 377-2109
       (Registrant's Telephone Number, Including Area Code)

Explanatory Note

     This Amendment No. 1 to Current Report on Form 8-K/A of Air T, Inc., amends our Current Report on Form 8-K dated July 29, 2004 (the "Initial Report"). The Initial Report was submitted to report our announcement of our financial results for the three ended June 30, 2004 by a press release issued on July 29, 2004. In filing the Initial Report, we inadvertently omitted all components of the Initial Report other than the press release. This Amendment No. 1 restates the Initial Report to include all components that had been omitted.

Item 7.   Financial Statements and Exhibits.

       (a)  Financial Statements

               Not applicable

       (b)  Pro Forma Financial Information

               Not applicable

       (c)  Exhibits

               Exhibit 99.1   Press release dated July 29, 2004
                         announcing financial results for the
                         three months ended June 30, 2004

Item 12.  Results of Operations and Financial Condition.

     On July 29, 2004, we issued a press release announcing our financial results for the three months ended June 30, 2004. We are submitting that press release as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A.

                     *          *          *

      Note:   The information contained herein (including Exhibit
99.1) shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004

                          AIR T, INC.


                              By:        /s/ John J. Gioffre
                              _
                                   John J. Gioffre, Secretary




                          Exhibit Index


Exhibit                    Description

Exhibit  Press release dated July 29, 2004 announcing
99.1     financial results for the three months ended
         June 30, 2004